EXHIBIT 10(z)

THE SHERWIN-WILLIAMS COMPANY
2006 EQUITY AND PERFORMANCE INCENTIVE PLAN
(AMENDED AND RESTATED AS OF APRIL 21, 2010), AS AMENDED
Nonqualified Stock Option Award - Additional Terms and Conditions
1.Grant of Option. The Board of Directors (the “Board”) of The Sherwin-Williams Company (the “Company”) has granted an option to you pursuant to a Notice of Award that has been delivered to you. Each option entitles you to purchase from the Company one share of Common Stock of the Company at the Option Price per share in accordance with the terms of The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), as amended (the “Plan”), the related Prospectus, the Notice of Award, these Additional Terms and Conditions, and such other rules and procedures as may be adopted by the Company. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.

2.Vesting of Option. (A) The option (unless terminated as hereinafter provided) shall be exercisable only to the extent of one-third of the shares after you shall have been in the continuous employ of the Company or any Subsidiary for one full year from the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive full years thereafter during which you shall have been in the continuous employ of the Company or any Subsidiary.
(B)     Notwithstanding Section 2(A) above, the option shall become immediately exercisable in full if you should die while in the employ of the Company or any Subsidiary.

(C)    Notwithstanding Section 2(A) above, in the event of a “Change of Control” of the Company, as defined in Section 2(f) of the Plan, any unvested number of options shall vest and become exercisable in accordance with Section 12 of the Plan.
3.Termination of Option. (A) Except as otherwise provided in Section 3(B) below, the option shall terminate on the earliest of the following dates:

(i)The date on which you cease to be an employee of the Company or a Subsidiary, unless you cease to be such employee by reason of (a) death, (b) disability or (c) Retirement. “Retirement” shall be defined as: (1) the attainment of age 65; (2) the attainment of age 55-59 with at least twenty (20) years of service with the Company or any Subsidiary; or (3) the attainment of age 60 or older and your combination of age and service with the Company or any Subsidiary equals at least 75;

(ii)Three years after the date of your death if (a) you die while an employee of the Company or a Subsidiary or (b) you die following your Retirement;

(iii)Three years after the date you are terminated by the Company or a Subsidiary as a result of expiration of available disability leave of absence pursuant to applicable Company policy due to sickness or bodily injury;

(iv)Ten years from the Date of Grant; or

(v)The date on which you knowingly or willfully engage in misconduct, which is materially harmful to the interests of the Company or a Subsidiary as determined by the Board.

(B)     Notwithstanding anything in these Additional Terms to the contrary, but subject to applicable law, if and only if, at 4:15 p.m. ET on the date on which the option would otherwise terminate pursuant to Section 3(A)(iv) above (the “Option Expiration Date”), (i) the closing sales price of one share of Common Stock on the principal stock exchange on which the Common Stock is then listed as of the Option Expiration Date (or, if there are no sales of Common Stock on such Option Expiration Date, on the next preceding trading day during which a sale of Common Stock occurred) exceeds the Option Price per share, (ii) to the extent the option is exercisable and you have not exercised the option, and (iii) to the extent the option has not otherwise expired, terminated, or been cancelled or forfeited, then the Company will deem such remaining exercisable portion of the option to have been exercised by you on the Option Expiration Date (and prior to the option’s termination) at such time (“Automatic Exercise”). Further to such Automatic Exercise, payment of the aggregate Option Price for such Automatic Exercise and any applicable withholding taxes in connection with such Automatic Exercise will be deemed to have been made by the Company withholding a number of shares of Common Stock otherwise issuable in connection with such Automatic Exercise that are equal in value to the amount necessary to satisfy such aggregate Option Price payment and minimum required withholding taxes. To clarify, upon Automatic Exercise, the Company will deliver to you the number of whole shares of Common Stock resulting from such Automatic Exercise less a number of shares of Common Stock equal in value to (x) the aggregate Option Price plus (y) any minimum required withholding taxes; provided, however, that any fractional share otherwise deliverable to you will be settled in cash.

4.Exercise and Payment of Option. To the extent exercisable, the option may be exercised in whole or in part from time to time. The Option Price shall be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company by you of nonforfeitable, unrestricted shares of Common Stock of the Company owned by you and having an aggregate fair market value at the time of exercise of the option equal to the total Option Price of the shares of Common Stock which are the subject of such exercise, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board.

5.Transferability, Binding Effect. The option is not transferable by you otherwise than by will or the laws of descent and distribution, and in no event shall this award be transferred for value. Except as otherwise determined by the Board, this option is exercisable, during your lifetime, only by you or, in the case of your legal incapacity, only by your guardian or legal representative. These Additional Terms and Conditions bind you and your guardians, legal representatives and heirs.

6.Compliance with Law. The option shall not be exercisable if such exercise would involve a violation of any law.

7.Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the option, it shall be a condition to such exercise that you pay or make provision satisfactory to the Company for payment of all such taxes.

8.No Right to Future Awards or Employment. The option award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. The option award and any related payments made to you will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained herein will confer upon you any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate your employment or other service at any time.

9.Severability. If any provision of these Additional Terms and Conditions or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of these Additional Terms and Conditions and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

10.Governing Law. These Additional Terms and Conditions shall be governed by and construed with the internal substantive laws of the State of Ohio, without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.

11.    Application of The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy. You acknowledge and agree that the terms and conditions set forth in The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy (“Policy”) are incorporated in these Additional Terms and Conditions by reference. To the extent the Policy is applicable to you, it creates additional rights for the Company with respect to your option award.

THE SHERWIN-WILLIAMS COMPANY
2006 EQUITY AND PERFORMANCE INCENTIVE PLAN
(AMENDED AND RESTATED AS OF APRIL 21, 2010), AS AMENDED

Incentive Stock Option Award - Additional Terms and Conditions
1.    Grant and Nature of Option. The Board of Directors (the “Board”) of The Sherwin-Williams Company (the “Company”) has granted an option to you pursuant to a Notice of Award that has been delivered to you. The option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Each option entitles you to purchase from the Company one share of Common Stock of the Company at the Option Price per share in accordance with the terms of The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), as amended (the “Plan”), the related Prospectus, the Notice of Award, these Additional Terms and Conditions, and such other rules and procedures as may be adopted by the Company. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.
2.    Vesting of Option. (A) The option (unless terminated as hereinafter provided) shall be exercisable only to the extent of one-third of the shares after you shall have been in the continuous employ of the Company or any Subsidiary for one full year from the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive full years thereafter during which you shall have been in the continuous employ of the Company or any Subsidiary.
(B)    Notwithstanding Section 2(A) above, the option shall become immediately exercisable in full if you should die while in the employ of the Company or any Subsidiary.
(C)    Notwithstanding Section 2(A) above, in the event of a “Change of Control” of the Company, as defined in Section 2(f) of the Plan, any unvested number of options shall vest and become exercisable in accordance with Section 12 of the Plan.
3.    Termination of Option. (A) Except as otherwise provided in Section 3(B) below, the option shall terminate on the earliest of the following dates:
(i)    The date on which you cease to be an employee of the Company or a Subsidiary, unless you cease to be such employee by reason of (a) death, (b) disability or (c) Retirement. “Retirement” shall be defined as: (1) the attainment of age 65; (2) the attainment of age 55-59 with at least twenty (20) years of service with the Company or any Subsidiary; or (3) the attainment of age 60 or older and your combination of age and service with the Company or any Subsidiary equals at least 75;
(ii)    Three years after the date of your death if (a) you die while an employee of the Company or a Subsidiary or (b) you die following your Retirement;
(iii)    Three years after the date you are terminated by the Company or a Subsidiary as a result of expiration of available disability leave of absence pursuant to applicable Company policy due to sickness or bodily injury;
(iv)    Ten years from the Date of Grant; or
(v)    The date on which you knowingly or willfully engage in misconduct, which is materially harmful to the interests of the Company or a Subsidiary as determined by the Board.
(B)    Notwithstanding anything in these Additional Terms to the contrary, but subject to applicable law, if and only if, at 4:15 p.m. ET on the date on which the option would otherwise terminate pursuant to Section 3(A)(iv) above (the “Option Expiration Date”), (i) the closing sales price of one share of Common Stock on the principal stock exchange on which the Common Stock is then listed as of the Option Expiration Date (or, if there are no sales of Common Stock on such Option Expiration Date, on the next preceding trading day during which a sale of Common Stock occurred) exceeds the Option Price per share, (ii) to the extent the option is exercisable and you have not exercised the option, and (iii) to the extent the option has not otherwise expired, terminated, or been cancelled or forfeited, then the Company will deem such remaining exercisable portion of the option to have been exercised by you on the Option Expiration Date (and prior to the option’s termination) at such time (“Automatic Exercise”). Further to such Automatic Exercise, payment of the aggregate Option Price for such Automatic Exercise and any applicable withholding taxes in connection with such Automatic Exercise will be deemed to have been made by the Company withholding a number of shares of Common Stock otherwise issuable in connection with such Automatic Exercise that are equal in value to the amount necessary to satisfy such aggregate Option Price payment and minimum required withholding taxes. To clarify, upon Automatic Exercise, the Company will deliver to you the number of whole shares of Common Stock resulting from such Automatic Exercise less a number of shares of Common Stock equal in value to (x) the aggregate Option Price plus (y) any minimum required withholding taxes; provided, however, that any fractional share otherwise deliverable to you will be settled in cash.
4.    Exercise and Payment of Option. To the extent exercisable, the option may be exercised in whole or in part from time to time. The Option Price shall be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company by you of nonforfeitable, unrestricted shares of Common Stock of the Company owned by you and having an aggregate fair market value at the time of exercise of the option equal to the total Option Price of the shares of Common Stock which are the subject of such exercise, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board.
5.    Transferability, Binding Effect. The option is not transferable by you otherwise than by will or the laws of descent and distribution, and in no event shall this award be transferred for value. Except as otherwise determined by the Board this option is exercisable, during your lifetime, only by you, or, in the case of your legal incapacity, only by your guardian or legal representative. These Additional Terms and Conditions bind you and your guardians, legal representatives and heirs.
6.    Compliance with Law. The option shall not be exercisable if such exercise would involve a violation of any law.
7.    Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the option, it shall be a condition to such exercise that you pay or make provision satisfactory to the Company for payment of all such taxes.
8.    No Right to Future Awards or Employment. The option award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. The option award and any related payments made to you will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained herein will confer upon you any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate your employment or other service at any time.
9.    Severability. If any provision of these Additional Terms and Conditions or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of these Additional Terms and Conditions and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.
10.    Governing Law. These Additional Terms and Conditions shall be governed by and construed with the internal substantive laws of the State of Ohio, without giving effect to any principle of law that would result in the application of the law of any other jurisdiction.
11.    Application of The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy. You acknowledge and agree that the terms and conditions set forth in The Sherwin-Williams Company Executive Compensation Adjustment and Recapture Policy (“Policy”) are incorporated in these Additional Terms and Conditions by reference. To the extent the Policy is applicable to you, it creates additional rights for the Company with respect to your option award.